STOCK DIVIDEND FUND, INC.
SUPPLEMENT DATED AUGUST 31, 2006
TO THE PROSPECTUS
DATED FEBRUARY 17, 2006

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Stock Dividend Fund, Inc.

This Supplement updates the above-dated Prospectus and Statement of Additional Information of Stock Dividend Fund, Inc. There are two updates, as itemized below:


1) In the Prospectus under 'RISK/RETURN SUMMARY: FEE TABLE', the Fund now has a 2% redemption fee for shares held less than one year.

2) In the Prospectus under 'Redemption of Fund Shares', a first paragraph has been added that states:

'The Fund assesses a 2.00% early redemption fee for shares held less than one year. The 'first-in, first-out' method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchased. Any fees assessed due to early redemption are retained by the Fund.'